Exhibit 99.1

Allegro MicroSystems Reports Fourth Quarter and Fiscal Year 2024 Results

– Full Year 2024 Sales Increase 8% to a Record $1.05 Billion

–38% Growth in E-Mobility Drives 17% Year-over-Year Increase in Full Year 2024 Automotive Sales –

Manchester, NH, May 9, 2024 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq:ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its fourth quarter and full year ended March 29, 2024.

“Continued strong momentum in e-Mobility drove record fiscal year 2024 sales to more than $1 billion and record non-GAAP earnings per share of $1.35. We also achieved a record level of design wins of more than $1 billion. I would like to thank the entire Allegro team for their contributions which enabled us to achieve these significant milestones,” said Vineet Nargolwala, President and CEO of Allegro. "During fiscal year 2024, we strengthened our market-leading positions in magnetic sensing and power solutions with the addition of highly differentiated TMR technology to our portfolio and introduction of high voltage isolated gate drivers to the market, enabling us to continue to deliver innovative, high-value solutions to our customers. As we look ahead into fiscal year 2025, our first quarter guide comprehends working closely with customers to manage orders to reduce inventory in the channel and return to normalized business levels. We continue to expect a return to sequential growth in the second quarter. Our design wins and continued momentum with customers gives us confidence in the mid and longer-term growth trajectory.”

Fourth Quarter and Full Fiscal Year 2024 Financial Highlights:

In thousands, except per share data	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023*	March 29, 2024	March 31, 2023*
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Sales
Automotive	$181,939	$194,764	$178,802	$759,454	$646,761
Industrial	43,789	45,949	61,807	223,810	208,604
Other	14,853	14,271	28,836	66,103	118,288
Total net sales	$240,581	$254,984	$269,445	$1,049,367	$973,653
GAAP Financial Measures
Gross margin %	51.2%	52.5%	56.8%	54.8%	56.1%
Operating margin %	6.6%	14.4%	23.4%	18.7%	20.9%
Diluted EPS	$(0.04)	$0.17	$0.32	$0.78	$0.97
Non-GAAP Financial Measures
Gross margin %	53.8%	54.6%	57.8%	56.3%	56.8%
Operating margin %	23.8%	27.2%	30.2%	28.5%	28.6%
Diluted EPS	$0.25	$0.32	$0.37	$1.35	$1.28

*During the preparation of the third quarter fiscal year 2024 interim condensed consolidated financial statements, the Company identified an immaterial error in the classification of net sales by application with the table above, whereby customer returns and sales allowances were incorrectly classified by application between Automotive, Industrial and Other in the prior periods presented above. There was no impact to previously reported total net sales or net income in any of the periods noted above.

Business Outlook

For the first quarter of fiscal year 2025 ending June 28, 2024, the Company expects net sales to be in the range of $160 million to $170 million. The Company also estimates the following results on a non-GAAP basis:

•
Gross Margin is expected to be between 49% and 50%,
•
Operating Expenses are expected to be between $72 and $73 million, and
•
Diluted Earnings per Share are expected to be in the range of $0.01 to $0.03.

The Company also made a $50 million voluntary payment on its term loan, which is expected to reduce annualized interest expense by approximately $4 million dollars.

Allegro has not provided a reconciliation of its first fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses, and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.

Earnings Webcast

A webcast will be held on Thursday, May 9, 2024 at 8:30 a.m., Eastern Time. Vineet Nargolwala, President and Chief Executive Officer, will discuss Allegro’s business and financial results.

The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and clean energy applications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2023, as updated in Part II, Item 1A “Risk Factors” of our Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2023, filed with the Securities and Exchange (“SEC”) on February 6, 2024. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; our failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix or customer mix, which could negatively impact our gross margin; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the cyclical nature of the analog semiconductor industry; any downturn or disruption in the automotive market; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; the effects of COVID-19 on our supply chain and customer demand; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulation and other legal obligations, including export control, privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or those of our third-party service providers; our principal stockholders have substantial control over us; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; our inability to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; disruptions in the banking and financial sector that limit our or our partners’ ability to access capital and borrowings; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

This press release includes certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.

This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except share and per share amounts)

(Unaudited)

	Three-Month Period Ended		Twelve-Month Period Ended
	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
Net sales	$240,581	$269,445	$1,049,367	$973,653
Cost of goods sold	117,333	116,356	474,838	427,574
Gross profit	123,248	153,089	574,529	546,079
Operating expenses:
Research and development	45,839	41,833	176,638	150,850
Selling, general and administrative	48,294	48,152	188,429	191,922
Impairment of long-lived assets	13,218	—	13,218	—
Total operating expenses	107,351	89,985	378,285	342,772
Operating income	15,897	63,104	196,244	203,307
Interest and other income (expense)	1,354	4,817	(1,447)	8,039
Income before income taxes	17,251	67,921	194,797	211,346
Income tax provision	24,325	5,909	41,909	23,852
Net (loss) income	(7,074)	62,012	152,888	187,494
Net income attributable to non-controlling interests	41	35	191	137
Net (loss) income attributable to Allegro MicroSystems, Inc.	$(7,115)	$61,977	$152,697	$187,357
Net (loss) income per common share attributable to Allegro MicroSystems, Inc.:
Basic	$(0.04)	$0.32	$0.79	$0.98
Diluted	$(0.04)	$0.32	$0.78	$0.97
Weighted average shares outstanding:
Basic	193,139,519	191,519,850	192,573,169	191,197,452
Diluted	194,487,307	194,993,241	194,674,352	193,688,102

Supplemental Schedule of Total Net Sales

The following table summarizes total net sales by market within the Company’s unaudited consolidated statements of operations:

	Three-Month Period Ended		Change		Twelve-Month Period Ended		Change
	March 29, 2024	March 31, 2023	Amount	%	March 29, 2024	March 31, 2023	Amount	%
	(Dollars in thousands)				(Dollars in thousands)
Automotive	$181,939	$178,802	$3,137	2%	$759,454	$646,761	$112,693	17%
Industrial	43,789	61,807	(18,018)	(29)%	223,810	208,604	15,206	7%
Other	14,853	28,836	(13,983)	(48)%	66,103	118,288	(52,185)	(44)%
Total net sales	$240,581	$269,445	$(28,864)	(11)%	$1,049,367	$973,653	$75,714	8%

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 29,	March 31,
	2024 (Unaudited)	2023
Assets
Current assets:
Cash and cash equivalents	$212,143	$351,576
Restricted cash	10,018	7,129
Trade accounts receivable, net	118,508	111,290
Trade and other accounts receivable due from related party	207	13,494
Inventories	162,302	151,301
Prepaid expenses and other current assets	65,285	27,289
Current portion of related party note receivable	3,750	3,750
Total current assets	572,213	665,829
Property, plant and equipment, net	321,175	263,099
Deferred income tax assets	54,496	50,359
Goodwill	202,425	27,691
Intangible assets, net	276,854	52,378
Related party note receivable, less current portion	4,688	8,438
Equity investment in related party	26,727	27,265
Other assets	72,025	86,096
Total assets	$1,530,603	$1,181,155
Liabilities, Non-Controlling Interests and Stockholders' Equity
Current liabilities:
Trade accounts payable	$35,964	$56,256
Amount due to related party	1,626	9,682
Accrued expenses and other current liabilities	76,389	99,387
Current portion of long-term debt	3,929	—
Total current liabilities	117,908	165,325
Long-term debt	249,611	25,000
Other long-term liabilities	31,368	24,015
Total liabilities	398,887	214,340
Commitments and contingencies
Stockholders' Equity:
Preferred stock	—	—
Common stock	1,932	1,918
Additional paid-in capital	694,332	674,179
Retained earnings	463,012	310,315
Accumulated other comprehensive loss	(28,841)	(20,784)
Equity attributable to Allegro MicroSystems, Inc.	1,130,435	965,628
Non-controlling interests	1,281	1,187
Total stockholders' equity	1,131,716	966,815
Total liabilities, non-controlling interests and stockholders' equity	$1,530,603	$1,181,155

ALLEGRO MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
Cash flows from operating activities:
Net (loss) income	$(7,074)	$62,012	$152,888	$187,494
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,834	14,103	71,382	50,808
Amortization of deferred financing costs	235	25	527	99
Deferred income taxes	9,640	(11,729)	(18,613)	(40,116)
Stock-based compensation	9,618	10,556	42,457	61,798
Loss (gain) on disposal of assets	52	(2)	70	285
Change in fair value of contingent consideration	—	(100)	—	(2,800)
Impairment of long-lived assets	13,218	—	13,218	—
Provisions for inventory and expected credit losses	435	(3,182)	10,286	(1,438)
Change in fair value of marketable securities	—	(7,476)	3,579	(7,471)
Changes in operating assets and liabilities:
Trade accounts receivable	(5,400)	(6,590)	(7,964)	(12,484)
Accounts receivable - other	(573)	226	(1,035)	2,226
Inventories	4,061	(36,014)	(15,848)	(75,150)
Prepaid expenses and other assets	(27,608)	(5,502)	(40,231)	(23,263)
Trade accounts payable	(3,049)	(7,595)	(12,653)	11,958
Due to (from) related party	(1,586)	21,599	5,231	18,326
Accrued expenses and other current and long-term liabilities	(1,039)	17,217	(21,579)	22,934
Net cash provided by operating activities	12,764	47,548	181,715	193,206
Cash flows from investing activities:
Purchases of property, plant and equipment	(14,272)	(30,212)	(124,772)	(79,775)
Acquisition of business, net of cash acquired	—	(193)	(408,119)	(19,921)
Sales in marketable securities	—	—	16,175	—
Net cash used in investing activities	(14,272)	(30,405)	(516,716)	(99,696)
Cash flows from financing activities:
Loans made to related party	—	—	—	(7,500)
Borrowings of 2023 term loan facility, net of deferred financing costs	—	—	245,452	—
Repayment of 2020 term loan facility	—	—	(25,000)	—
Repayment of 2023 term loan facility	(625)	—	(625)	—
Repayment of other debt	(99)	—	(842)	—
Finance lease payments	(142)	—	(142)	—
Receipts on related party note receivable	937	937	3,750	2,812
Payments for taxes related to net share settlement of equity awards	(1,077)	(5,419)	(25,900)	(18,061)
Proceeds from issuance of common stock under equity award and employee stock purchase plan	1,736	1,220	3,635	2,793
Dividends paid to non-controlling interest	—	(42)	—	(42)
Payment of debt issuance costs	—	—	(1,450)	—
Net cash provided by (used in) financing activities	730	(3,304)	198,878	(19,998)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(796)	738	(421)	(4,606)
Net (decrease) increase in cash and cash equivalents and restricted cash	(1,574)	14,577	(136,544)	68,906
Cash and cash equivalents and restricted cash at beginning of period	223,735	344,128	358,705	289,799
Cash and cash equivalents and restricted cash at end of period:	$222,161	$358,705	$222,161	$358,705

Non-GAAP Financial Measures

In addition to the measures presented in our consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP Profit before Tax, non-GAAP Income Tax Provision, non-GAAP Net Income, non-GAAP Basic and Diluted Earnings per Share, and non-GAAP Free Cash Flow (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Income Tax Provision, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Income Tax Provision across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.

The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These Non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related party activities and other non-operational costs.

Non-GAAP Income Tax Provision

In calculating non-GAAP Income Tax Provision, we have added back the following to GAAP Income Tax Provision:

•
Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described below and elimination of discrete tax adjustments.

Reconciliation of Non-GAAP Gross Profit
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Gross Profit	$123,248	$133,828	$153,089	$574,529	$546,079
Non-GAAP adjustments
Transaction-related costs	566	523	—	1,089	—
Purchased intangible amortization	4,959	3,648	627	9,282	1,867
Restructuring costs	1	166	—	167	—
Stock-based compensation	734	1,073	1,978	5,359	5,090
Total Non-GAAP Adjustments	$6,260	$5,410	$2,605	$15,897	$6,957

Non-GAAP Gross Profit	$129,508	$139,238	$155,694	$590,426	$553,036
Non-GAAP Gross Margin (% of net sales)	53.8%	54.6%	57.8%	56.3%	56.8%

Reconciliation of Non-GAAP Operating Expenses
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Expenses	$107,351	$97,142	$89,985	$378,285	$342,772

Research and Development Expenses
GAAP Research and Development Expenses	45,839	44,396	41,833	176,638	150,850
Non-GAAP adjustments
Transaction-related costs	929	343	—	1,281	404
Restructuring costs	621	908	72	1,529	72
Stock-based compensation	3,554	3,870	3,483	13,894	9,496
Non-GAAP Research and Development Expenses	40,735	39,275	38,278	159,934	140,878

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	48,294	52,746	48,252	188,429	194,722
Non-GAAP adjustments
Transaction-related costs	5,649	9,543	644	20,068	2,339
Purchased intangible amortization	542	495	22	1,752	90
Restructuring costs	1,819	5,795	492	7,614	5,155
Stock-based compensation	5,330	5,977	5,095	23,204	47,212
Other costs	3,514	283	5,944	3,897	5,944
Non-GAAP Selling, General and Administrative Expenses	31,440	30,653	36,055	131,894	133,982

Impairment of long-lived assets	13,218	—	—	13,218	—
Change in fair value of contingent consideration	—	—	(100)	—	(2,800)

Total Non-GAAP Adjustments	35,176	27,214	15,652	86,457	67,912

Non-GAAP Operating Expenses	$72,175	$69,928	$74,333	$291,828	$274,860

Reconciliation of Non-GAAP Operating Income
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Operating Income	$15,897	$36,686	$63,104	$196,244	$203,307

Transaction-related costs	7,144	10,409	544	22,438	(57)
Impairment of long-lived assets	13,218	—	—	13,218	—
Purchased intangible amortization	5,501	4,143	649	11,034	1,957
Restructuring costs	2,441	6,869	564	9,310	5,227
Stock-based compensation	9,618	10,920	10,556	42,457	61,798
Other costs	3,514	283	5,944	3,897	5,944
Total Non-GAAP Adjustments	$41,436	$32,624	$18,257	$102,354	$74,869

Non-GAAP Operating Income	$57,333	$69,310	$81,361	$298,598	$278,176
Non-GAAP Operating Margin (% of net sales)	23.8%	27.2%	30.2%	28.5%	28.6%

Reconciliation of EBITDA and Adjusted EBITDA
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income	$(7,074)	$33,402	$62,012	$152,888	$187,494

Interest expense	5,382	3,854	755	10,763	2,336
Interest income	(594)	(857)	(580)	(3,144)	(1,724)
Income tax provision	24,325	2,969	5,909	41,909	23,852
Depreciation & amortization	21,737	20,227	14,103	71,382	50,808
EBITDA	$43,776	$59,595	$82,199	$273,798	$262,766

Transaction-related costs	7,144	10,409	544	22,438	(57)
Impairment of long-lived assets	13,218	—	—	13,218	—
Restructuring costs	2,441	6,869	564	9,310	5,227
Stock-based compensation	9,618	10,920	10,556	42,457	61,798
Other costs	(2,319)	(551)	786	3,020	(1,816)
Adjusted EBITDA	$73,878	$87,242	$94,649	$364,241	$327,918
Adjusted EBITDA Margin (% of net sales)	30.7%	34.2%	35.1%	34.7%	33.7%

Reconciliation of Non-GAAP Profit before Tax
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income before Income Taxes	$17,251	$36,371	$67,921	$194,797	$211,346

Transaction-related costs	7,144	10,409	544	22,438	(57)
Transaction-related interest	163	162	—	325	—
Impairment of long-lived assets	13,218	—	—	13,218	—
Purchased intangible amortization	5,501	4,143	649	11,034	1,957
Restructuring costs	2,441	6,869	564	9,310	5,227
Stock-based compensation	9,618	10,920	10,556	42,457	61,798
Other costs	(2,319)	(551)	786	3,020	(1,816)
Total Non-GAAP Adjustments	$35,766	$31,952	$13,099	$101,802	$67,109

Non-GAAP Profit before Tax	$53,017	$68,323	$81,020	$296,599	$278,455

Reconciliation of Non-GAAP Income Tax Provision
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Income Tax Provision	$24,325	$2,969	$5,909	$41,909	$23,852
GAAP effective tax rate	141.0%	8.2%	8.7%	21.5%	11.3%

Tax effect of adjustments to GAAP results	(19,263)	3,748	3,509	(9,135)	7,285

Non-GAAP Income Tax Provision	$5,062	$6,717	$9,418	$32,774	$31,137
Non-GAAP effective tax rate	9.5%	9.8%	11.6%	11.0%	11.2%

Reconciliation of Non-GAAP Net Income
	Three-Month Period Ended			Twelve-Month Period Ended
	March 29, 2024	December 29, 2023	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)			(Dollars in thousands)
GAAP Net (Loss) Income Attributable to Allegro MicroSystems, Inc.	$(7,115)	$33,345	$61,977	$152,697	$187,357
GAAP Basic Earnings per Share	$(0.04)	$0.17	$0.32	$0.79	$0.98
GAAP Diluted Earnings per Share	$(0.04)	$0.17	$0.32	$0.78	$0.97

Transaction-related costs	7,144	10,409	544	22,438	(57)
Transaction-related interest	163	162	—	325	—
Impairment of long-lived assets	13,218	—	—	13,218	—
Purchased intangible amortization	5,501	4,143	649	11,034	1,957
Restructuring costs	2,441	6,869	564	9,310	5,227
Stock-based compensation	9,618	10,920	10,556	42,457	61,798
Other costs	(2,319)	(551)	786	3,020	(1,816)
Total Non-GAAP Adjustments	35,766	31,952	13,099	101,802	67,109
Tax effect of adjustments to GAAP results	$19,263	$(3,748)	$(3,509)	$9,135	$(7,285)
Non-GAAP Net Income Attributable to Allegro MicroSystems, Inc.	$47,914	$61,549	$71,567	$263,634	$247,181
Basic weighted average common shares	193,139,519	192,724,541	191,519,850	192,573,169	191,197,452
Diluted weighted average common shares	194,487,307	194,570,380	194,993,241	194,674,352	193,688,102
Non-GAAP Basic Earnings per Share	$0.25	$0.32	$0.37	$1.37	$1.29
Non-GAAP Diluted Earnings per Share	$0.25	$0.32	$0.37	$1.35	$1.28

Reconciliation of Non-GAAP Free Cash Flow
	Three-Month Period Ended		Twelve-Month Period Ended
	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
	(Dollars in thousands)		(Dollars in thousands)
GAAP Operating Cash Flow	$12,764	$47,548	$181,715	$193,206
Non-GAAP adjustments
Purchases of property, plant and equipment	(14,272)	(30,212)	(124,772)	(79,775)

Non-GAAP Free Cash Flow	$(1,508)	$17,336	$56,943	$113,431
Non-GAAP Free Cash Flow % of net sales	(0.6)%	6.4%	5.4%	11.7%

Investor Contact:

Jalene Hoover

VP of Investor Relations & Corporate Communications

+1 (512) 751-6526

jhoover@allegromicro.com